Exhibit 99.1

WhiteHorse Finance, Inc. Announces Second Quarter 2022 Earnings Results and Declares Quarterly Distribution of $0.355 Per Share

NEW YORK, August 10, 2022 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its financial results for the quarter ended June 30, 2022. In addition, the Company’s board of directors has declared a distribution of $0.355 per share with respect to the quarter ending September 30, 2022. The distribution will be payable on October 4, 2022 to stockholders of record as of September 20, 2022.

Second Quarter 2022 Summary Highlights

●Net Asset Value of $347.4 million, or $14.95 per share
●Investment portfolio(1) totaling $766.5 million
●STRS JV investment portfolio totaling $318.8 million
●Gross investment deployments(2) of $48.1 million for the second quarter, including new originations of $28.9 million and $19.2 million of fundings for add-ons to existing investments
●Net investment income of $7.9 million, or $0.339 per share
●Core net investment income of $7.8 million, or $0.334 per share(3)
●Second quarter distribution of $0.355 per share

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “Despite economic headwinds, our well-diversified portfolio continued to perform well this past quarter, and WhiteHorse ended the quarter with no investments on non-accrual status. We believe, given the modest leverage levels that we underwrite our loans to, that the majority of our portfolio companies will be able to service our debt in a rising interest rate environment.  Additionally, as a result of elevated repayment activity during the quarter, we remain comfortably below our leverage targets and have capacity to redeploy capital to higher yielding assets. While our pipeline for future deal flow is at record levels, due in part to our differentiated three-tiered sourcing approach and relationship with the leading H.I.G. platform, we have a cautious approach and are selectively taking advantage of market conditions. Our investment portfolio is also well-positioned to benefit from a rising interest rate environment as nearly 100% of our debt portfolio is comprised of floating rate debt investments. Combined with the reset of three-month LIBOR and SOFR contracts and the full impact of our increased ownership in the Ohio STRS JV, we expect to achieve earnings accretion in the coming quarters.”

Portfolio and Investment Activity

As of June 30, 2022, the fair value of WhiteHorse Finance’s investment portfolio was $766.5 million, compared with $800.4 million as of March 31, 2022. The portfolio as of June 30, 2022 consisted of 105 positions across 68 companies with a weighted average effective yield of 9.9% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $7.9 million with the overall portfolio comprised of approximately 80.3% first lien secured loans, 2.9% second lien secured loans, 3.5% equity and 13.3% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the London Interbank Offered Rate or Secured Overnight Financing Rate) with fixed rate securities representing only 0.4% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended June 30, 2022, WhiteHorse Finance made investments in four new portfolio companies for a total of $28.9 million, added a total of $19.2 million to existing portfolio companies, and made net fundings of $1.4 million to revolver loans. Proceeds from sales and repayments totaled approximately $66.1 million for the three months ended June 30, 2022, driven by five full realizations in IvyRehab Intermediate II, LLC, What If Holdings, LLC, RLJ Pro-Vac, Inc., Tensar Corporation and Education Networks of America, Inc.

In addition to the transactions discussed above, during the three months ended June 30, 2022, WhiteHorse Finance transferred assets comprised of one new portfolio company and one add-on investment, totaling $17.8 million to STRS JV in exchange for cash proceeds.

WHF STRS Ohio Senior Loan Fund LLC

As of June 30, 2022, STRS JV’s portfolio totaled $318.8 million, consisted of 32 portfolio companies and had a weighted average effective yield of 8.7% on its portfolio.

Results of Operations

For the three months ended June 30, 2022, the Company’s net investment income was approximately $7.9 million, compared with approximately $6.1 million for the same period in the prior year, representing an increase of approximately 29.5%. The increase in net investment income for the year-over-year period was primarily attributable to higher investment income from interest income and STRS JV due to larger portfolio sizes in both the Company and STRS JV and higher accretion income due to more repayment activities. This was partially offset by higher interest expense incurred due to higher leverage balances and higher interest rates. For the three months ended June 30, 2022, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 12.1%.

For the three months ended June 30, 2022, core net investment income(3) was $7.8 million, or $0.334 per share, compared with $7.0 million, or $0.338 per share for the same period in the prior year.

For the three months ended June 30, 2022, WhiteHorse Finance reported a net realized and unrealized loss on investments and foreign currency transactions of $0.5 million. This compares with a net realized and unrealized gain on investments and foreign currency transactions of $4.4 million for the three months ended June 30, 2021. The decrease for the year-over-year period was primarily attributable to markdowns on the portfolio in the current quarter, partially offset by a $1.7 million realized gain from the recovery proceeds received from the RCS Class B Units investment.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $7.3 million for the three months ended June 30, 2022, which compares with a net increase of $10.5 million the three months ended June 30, 2021.

WhiteHorse Finance’s net asset value was $347.4 million, or $14.95 per share, as of June 30, 2022, compared with $347.9 million, or $14.99 per share, as of Mach 31, 2022.

Liquidity and Capital Resources

As of June 30, 2022, WhiteHorse Finance had cash and cash equivalents of $18.6 million, compared with $21.3 million as of Mach 31, 2022, inclusive of restricted cash. As of June 30, 2022, the Company also had $96.3 million of undrawn capacity under its revolving credit facility.

Distributions

The Company's Board of Directors has declared a distribution of $0.355 per share with respect to the quarter ending September 30, 2022. The distribution will be payable on October 4, 2022 to stockholders of record as of September 20, 2022.

On May 10, 2022, the Company declared a distribution of $0.355 per share for the quarter ended June 30, 2022, consistent with distributions declared for the thirty-ninth consecutive quarter since the Company’s initial public offering. The distribution was paid on July 5, 2022 to stockholders of record as of June 20, 2022.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its second quarter results for the period ended June 30, 2022 at 1:00 p.m. ET on Wednesday, August 10, 2022. To access the teleconference, please dial 800-459-5346 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference Conference ID #WHFQ222. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through August 17, 2022. The teleconference replay can be accessed by dialing 800-839-6911 (domestic and international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $50 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $102.3 million, at fair value.

(2) Excludes investments made in STRS JV.

(3) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses nor did the Company incur any costs with refinancing any of its indebtedness for the quarters ended June 30, 2022 and June 30, 2021.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended June 30, 2022 and June 30, 2021 (in thousands, except per share data):

	June 30, 2022		June 30, 2021
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$7,875	$0.339	$6,100	$0.296
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	(106)	(0.005)	882	0.042
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$7,769	$0.334	$6,982	$0.338

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2022	December 31, 2021
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$651,983	$736,727
Non-controlled affiliate company investments	12,217	6,874
Controlled affiliate company investments	102,279	75,607
Total investments, at fair value (amortized cost $767,809 and $831,960, respectively)	766,479	819,208
Cash and cash equivalents	9,231	12,185
Restricted cash and cash equivalents	8,769	9,814
Restricted foreign currency (cost of $603 and $464, respectively)	596	469
Interest and dividend receivable	6,287	7,521
Amounts receivable on unsettled investment transactions	6,271	—
Escrow receivable	1,071	515
Prepaid expenses and other receivables	905	1,307
Total assets	$799,609	$851,019

Liabilities
Debt	$423,235	$475,958
Distributions payable	8,251	8,222
Management fees payable	3,908	3,766
Incentive fees payable	5,176	7,958
Amounts payable on unsettled investment transactions	7,496	—
Interest payable	2,117	2,087
Accounts payable and accrued expenses	1,476	2,438
Advances received from unfunded credit facilities	525	839
Total liabilities	452,184	501,268

Commitments and contingencies

Net assets
Common stock, 23,243,088 and 23,162,667 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	23	23
Paid-in capital in excess of par	340,264	339,161
Accumulated earnings	7,138	10,567
Total net assets	347,425	349,751
Total liabilities and total net assets	$799,609	$851,019
Number of shares outstanding	23,243,088	23,162,667
Net asset value per share	$14.95	$15.10

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(Unaudited)

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
Investment income
From non-controlled/non-affiliate company investments
Interest income	$16,028	$14,148	$32,769	$28,960
Fee income	679	350	1,141	1,121
Dividend income	79	65	168	109
From non-controlled affiliate company investments
Interest income	73	—	133	—
Dividend income	109	717	240	967
From controlled affiliate company investments
Interest income	1,459	738	2,586	1,457
Dividend income	1,573	1,325	2,997	2,699
Total investment income	20,000	17,343	40,034	35,313
Expenses
Interest expense	4,945	3,811	9,719	7,613
Base management fees	3,908	3,357	7,859	6,701
Performance-based incentive fees	1,837	2,628	3,264	4,670
Administrative service fees	170	170	341	341
General and administrative expenses	1,088	875	2,036	1,696
Total expenses	11,948	10,841	23,219	21,021
Net investment income before excise tax	8,052	6,502	16,815	14,292
Excise tax	175	402	399	592
Net investment income after excise tax	7,877	6,100	16,416	13,700

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	686	(555)	(17,498)	7,605
Non-controlled affiliate company investments	1,725	—	1,725	—
Foreign currency transactions	(61)	(4)	(342)	(3)
Foreign currency forward contracts	(8)	(4)	(8)	(4)
Net realized gains (losses)	2,342	(563)	(16,123)	7,598
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(4,546)	4,407	12,570	(2,568)
Non-controlled affiliate company investments	(586)	755	(2,206)	321
Controlled affiliate company investments	1,502	(149)	1,672	(269)
Translation of assets and liabilities in foreign currencies	756	(40)	727	(102)
Foreign currency forward contracts	4	1	—	—
Net change in unrealized appreciation (depreciation)	(2,870)	4,974	12,763	(2,618)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(528)	4,411	(3,360)	4,980
Net increase in net assets resulting from operations	$7,349	$10,511	$13,056	$18,680

Per Common Share Data
Basic and diluted earnings per common share	$0.32	$0.51	$0.56	$0.91
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	23,240,651	20,626,340	23,215,792	20,589,159

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Air Freight & Logistics
Access USA Shipping, LLC (d/b/a MyUS.com)	First Lien Secured Term Loan	1.50%	L+ 8.00%	9.67%	02/08/19	02/08/24	4,791	$4,768	$4,791	1.38%
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.50%	07/12/21	07/12/26	11,135	10,956	10,914	3.14
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.50%	07/12/21	07/12/26	—	—	(4)	—
								15,724	15,701	4.52
Application Software
Atlas Purchaser, Inc. (d/b/a Aspect Software)	Second Lien Secured Term Loan	0.75%	L+ 9.00%	11.19%	05/03/21	05/07/29	15,000	14,614	13,890	3.99
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)	First Lien Secured Term Loan	1.00%	L+ 7.00%	9.25%	06/14/19	12/29/22	3,197	3,188	3,197	0.92
Naviga Inc. (f/k/a Newscycle Solutions, Inc.)(7)(12)	First Lien Secured Revolving Loan	1.00%	Base rate+ 6.38%	10.41%	06/14/19	12/29/22	183	183	183	0.05
								17,985	17,270	4.96
Asset Management & Custody Banks
JZ Capital Partners Ltd.(4)(5)	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.21%	01/26/22	01/26/27	10,286	10,098	10,196	2.93
JZ Capital Partners Ltd.(4)(5)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.21%	01/26/22	01/26/27	—	—	55	0.02
								10,098	10,251	2.95
Automotive Retail
Team Car Care Holdings, LLC (Heartland Auto)(12)	First Lien Secured Term Loan	1.00%	Base rate+ 7.98%	9.04%	02/16/18	06/28/24	14,825	14,753	14,791	4.26
								14,753	14,791	4.26
Broadcasting
Coastal Television Broadcasting Group LLC	First Lien Secured Term Loan	1.00%	SF+ 6.50%	8.02%	12/30/21	12/30/26	8,191	8,044	8,041	2.31
Coastal Television Broadcasting Group LLC(7)	First Lien Secured Revolving Loan	1.00%	SF+ 6.50%	8.02%	12/30/21	12/30/26	—	—	—	—
								8,044	8,041	2.31
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	7.73%	12/17/21	12/17/26	8,982	6,900	6,903	1.98
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)(13)	First Lien Secured Revolving Loan	1.00%	C+ 6.50%	7.73%	12/17/21	12/17/26	—	—	7	—
PFB Holdco, Inc. (d/b/a PFB Corporation)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.50%	12/17/21	12/17/26	2,187	2,148	2,155	0.62
PFB Holdco, Inc. (d/b/a PFB Corporation)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.50%	12/17/21	12/17/26	—	—	1	—
Trimlite Buyer LLC (d/b/a Trimlite LLC)(5)(13)	First Lien Secured Term Loan	1.00%	C+ 6.50%	9.18%	07/27/21	07/27/26	22,688	17,784	17,345	4.99
								26,832	26,411	7.59
Cable & Satellite
Bulk Midco, LLC(15)(24)	First Lien Secured Term Loan	1.00%	L+ 7.17%	8.67%	06/08/18	06/08/23	14,922	14,880	14,326	4.12
								14,880	14,326	4.12
Commodity Chemicals
Flexitallic Group SAS	First Lien Secured Term Loan	1.00%	L+ 7.50%	9.75% (9.25% Cash + 0.50% PIK)	10/28/19	10/29/26	15,682	15,078	15,333	4.41
								15,078	15,333	4.41
Construction Materials
Claridge Products and Equipment, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	8.75%	12/30/20	12/29/25	7,601	7,495	7,508	2.15
Claridge Products and Equipment, LLC(7)(12)	First Lien Secured Revolving Loan	1.00%	Base rate+ 5.93%	9.06%	12/30/20	12/29/25	891	882	872	0.25
								8,377	8,380	2.40
Consumer Finance
Maxitransfers Blocker Corp.	First Lien Secured Term Loan	1.00%	L+ 8.50%	10.75%	10/07/20	10/07/25	8,367	8,237	8,367	2.41
Maxitransfers Blocker Corp.(4)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.50%	10.75%	10/07/20	10/07/25	—	—	16	—
								8,237	8,383	2.41

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Data Processing & Outsourced Services
Escalon Services Inc.	First Lien Secured Term Loan	1.00%	L+ 10.31%	11.72% (10.22% Cash + 1.50% PIK)	12/04/20	12/04/25	17,247	16,514	17,592	5.06%
Future Payment Technologies, L.P.	First Lien Secured Term Loan	1.00%	L+ 8.25%	9.31%	12/23/16	06/07/24	23,533	23,371	23,533	6.77
								39,885	41,125	11.83
Department Stores
Mills Fleet Farm Group, LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	7.92%	10/24/18	10/24/24	13,172	$12,992	$13,172	3.79
								12,992	13,172	3.79
Distributors
Crown Brands LLC	First Lien Secured Term Loan	1.00%	SF+ 8.00%	9.05%	04/22/22	12/09/25	357	357	357	0.10
Crown Brands LLC(19)	Second Lien Secured Term Loan	1.50%	L+ 10.50%	12.17%	12/15/20	01/08/26	4,384	4,312	2,850	0.82
Crown Brands LLC(19)	Second Lien Secured Delayed Draw Loan	1.50%	L+ 10.50%	12.19%	12/15/20	01/08/26	651	651	423	0.12
								5,320	3,630	1.04
Diversified Chemicals
Manchester Acquisition Sub LLC (d/b/a Draslovka Holding AS)	First Lien Secured Term Loan	0.75%	SF+ 5.75%	7.30%	11/16/21	11/16/26	7,960	7,572	7,571	2.18
Sklar Holdings, Inc. (d/b/a Starco)	First Lien Secured Term Loan	1.00%	L+ 9.75%	10.75% (8.75% Cash + 2.00% PIK)	11/13/19	05/13/23	7,371	7,299	7,003	2.02
								14,871	14,574	4.20
Diversified Support Services
NNA Services, LLC	First Lien Secured Term Loan	1.00%	L+ 6.75%	9.00%	08/27/21	08/27/26	11,448	11,329	11,357	3.27
								11,329	11,357	3.27
Education Services
EducationDynamics, LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.60% (8.10% Cash + 0.50% PIK)	09/15/21	09/15/26	13,186	12,964	13,169	3.78
EducationDynamics, LLC(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.00%	8.60% (8.10% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	27	0.01
EducationDynamics, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.60% (8.10% Cash + 0.50% PIK)	09/15/21	09/15/26	—	—	19	0.01
EducationDynamics, LLC(4)	Subordinated Unsecured Term Loan	N/A	4.00%	4.00%	09/15/21	03/15/27	167	167	167	0.05
								13,131	13,382	3.85
Electric Utilities
CleanChoice Energy, Inc. (d/b/a CleanChoice)	First Lien Secured Term Loan	1.00%	L+ 7.25%	8.29%	10/12/21	10/12/26	10,500	10,320	10,352	2.98
								10,320	10,352	2.98
Environmental & Facilities Services
Industrial Specialty Services USA LLC	First Lien Secured Term Loan	1.00%	L+ 6.25%	8.50%	12/31/21	12/31/26	11,947	11,732	11,595	3.34
Industrial Specialty Services USA LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	7.71%	12/31/21	12/31/26	1,016	998	984	0.28
								12,730	12,579	3.62
Health Care Facilities
Bridgepoint Healthcare, LLC	First Lien Secured Term Loan	1.00%	L+ 7.75%	8.94%	10/05/21	10/05/26	10,701	10,518	10,508	3.02
Bridgepoint Healthcare, LLC(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.75%	8.94%	10/05/21	10/05/26	—	—	(8)	—
Bridgepoint Healthcare, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.75%	8.94%	10/05/21	10/05/26	—	—	(2)	—
								10,518	10,498	3.02
Health Care Services
CHS Therapy, LLC	First Lien Secured Term Loan A	1.50%	L+ 9.00%	11.25% (10.75% Cash + 0.50% PIK)	06/14/19	06/14/24	7,164	$7,111	$7,164	2.06
CHS Therapy, LLC	First Lien Secured Term Loan C	1.50%	L+ 9.00%	11.25% (10.75% Cash + 0.50% PIK)	10/07/20	06/14/24	881	872	881	0.25
Lab Logistics, LLC	First Lien Secured Term Loan	1.00%	SF+ 7.25%	8.63%	10/16/19	09/25/23	5,515	5,445	5,450	1.57
Lab Logistics, LLC	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.25%	8.25%	10/16/19	09/25/23	5,157	5,145	5,157	1.48
PG Dental New Jersey Parent, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	11.07% (9.57% Cash + 1.50% PIK)	11/25/20	11/25/25	14,787	14,565	13,548	3.90

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
PG Dental New Jersey Parent, LLC(7)	First Lien Secured Revolving Loan	1.00%	L+ 9.75%	11.07% (9.57% Cash + 1.50% PIK)	11/25/20	11/25/25	352	346	298	0.09%
								33,484	32,498	9.35
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)	First Lien Secured Term Loan	0.75%	L+ 7.50%	8.26%	02/23/22	02/23/28	21,682	21,171	21,096	6.07
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)(7)(12)	First Lien Secured Revolving Loan	0.75%	Base rate+ 6.51%	11.22%	02/23/22	02/23/28	1,970	1,923	1,916	0.55
								23,094	23,012	6.62
Heavy Electrical Equipment
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)	First Lien Secured Term Loan	1.00%	L+ 6.25%	8.50%	06/25/21	06/25/26	11,067	10,891	10,953	3.15
PPS CR Acquisition, Inc. (d/b/a Power Plant Services)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.25%	8.50%	06/25/21	06/25/24	104	103	112	0.03
								10,994	11,065	3.18
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.51%	10/12/21	10/12/26	19,934	19,592	19,655	5.66
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.51%	10/12/21	10/12/26	—	—	8	—
Sure Fit Home Products, LLC	First Lien Secured Term Loan	1.00%	L+ 9.75%	12.01%	04/12/21	07/13/23	4,807	4,751	4,086	1.18
								24,343	23,749	6.84
Household Appliances
Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.)	First Lien Secured Term Loan	0.50%	SF+ 6.00%	7.63%	05/26/22	05/31/29	6,180	5,691	5,686	1.64
								5,691	5,686	1.64
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.99%	04/05/21	04/05/26	11,345	11,217	11,062	3.18
The Kyjen Company, LLC (d/b/a Outward Hound)(7)	First Lien Secured Revolving Loan	1.00%	L+ 6.50%	7.95%	04/05/21	04/05/26	704	696	683	0.20
								11,913	11,745	3.38
Industrial Machinery
Project Castle, Inc. (d/b/a Material Handling Systems, Inc.)	First Lien Secured Term Loan	0.50%	L+ 5.50%	6.90%	06/09/22	06/01/29	8,376	7,496	7,559	2.18
								7,496	7,559	2.18
Interactive Media & Services
MSI Information Services, Inc.	First Lien Secured Term Loan	1.00%	SF+ 7.75%	9.38%	04/25/22	04/24/26	7,950	7,798	7,791	2.24
MSI Information Services, Inc.(7)(12)	First Lien Secured Revolving Loan	1.00%	Base rate+ 6.84%	11.30%	04/25/22	04/24/26	481	472	471	0.14
								8,270	8,262	2.38
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Term Loan	1.50%	L+ 10.00%	11.67% (9.67% Cash + 2.00% PIK)	08/28/20	08/28/25	12,686	12,484	12,528	3.61
BBQ Buyer, LLC (d/b/a BBQ Guys)	First Lien Secured Delayed Draw Loan	1.50%	L+ 10.00%	11.67% (9.67% Cash + 2.00% PIK)	04/29/22	08/28/25	2,586	2,543	2,560	0.74
Luxury Brand Holdings, Inc. (d/b/a Ross-Simons, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.74%	12/04/20	06/04/26	5,910	5,826	5,873	1.69
Potpourri Group, Inc.	First Lien Secured Term Loan	1.50%	L+ 8.25%	9.75%	07/03/19	07/03/24	16,920	16,767	16,920	4.87
								37,620	37,881	10.91
Investment Banking & Brokerage
JVMC Holdings Corp. (fka RJO Holdings Corp)	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.67%	02/28/19	02/28/24	12,295	$12,254	$12,295	3.54
								12,254	12,295	3.54
IT Consulting & Other Services

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
ATSG, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	7.91%	11/12/21	11/12/26	13,921	13,678	13,708	3.95%
								13,678	13,708	3.95
Leisure Facilities
Honors Holdings, LLC (d/b/a Orange Theory)(16)(24)	First Lien Secured Term Loan	1.00%	L+ 7.69%	9.35% (8.85% Cash + 0.50% PIK)	09/06/19	09/06/24	9,440	9,329	9,345	2.69
Honors Holdings, LLC (d/b/a Orange Theory)(16)(24)	First Lien Secured Delayed Draw Loan	1.00%	L+ 7.73%	9.05% (8.55% Cash + 0.50% PIK)	09/06/19	09/06/24	4,649	4,616	4,603	1.32
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan A	1.00%	L+ 7.50%	9.17%	06/29/20	06/29/25	5,603	5,550	5,546	1.60
Lift Brands, Inc. (d/b/a Snap Fitness)	First Lien Secured Term Loan B	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	06/29/25	1,330	1,313	1,303	0.38
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(9)	First Lien Secured Term Loan C	N/A	9.50%	9.50% (0.00% Cash + 9.50% PIK)	06/29/20	NA	1,268	1,265	1,084	0.31
								22,073	21,881	6.30
Leisure Products
Playmonster Group LLC(6)(20)(22)	First Lien Secured Term Loan	1.00%	L+ 8.00%	9.08% (1.08% Cash + 8.00% PIK)	01/24/22	06/08/26	3,489	3,489	3,489	1.00
								3,489	3,489	1.00
Life Sciences Tools & Services
LSCS Holdings, Inc. (d/b/a Eversana Life Science Services, LLC)	Second Lien Secured Term Loan	0.50%	L+ 8.00%	10.25%	11/23/21	12/16/29	5,000	4,930	4,900	1.41
								4,930	4,900	1.41
Office Services & Supplies
American Crafts, LC	First Lien Secured Term Loan	1.00%	L+ 8.50%	10.17%	05/28/21	05/28/26	8,245	8,149	8,030	2.31
American Crafts, LC	First Lien Secured Delayed Draw Loan	1.00%	L+ 8.50%	10.17%	01/25/22	05/28/26	1,385	1,360	1,359	0.39
Empire Office, Inc.	First Lien Secured Term Loan	1.50%	L+ 6.50%	8.17%	04/12/19	04/12/24	12,231	12,118	12,072	3.47
Empire Office, Inc.(4)(7)	First Lien Secured Delayed Draw Loan	1.50%	L+ 6.50%	8.17%	08/17/21	04/12/24	—	—	(56)	(0.02)
								21,627	21,405	6.15
Packaged Foods & Meats
Lenny & Larry's, LLC(17)(24)	First Lien Secured Term Loan	1.00%	L+ 8.38%	9.70% (7.99% Cash + 1.71% PIK)	05/15/18	05/15/23	11,188	11,151	10,909	3.15
								11,151	10,909	3.15
Personal Products
Inspired Beauty Brands, Inc.	First Lien Secured Term Loan	1.00%	L+ 7.00%	8.41%	12/30/20	12/30/25	11,960	11,792	11,841	3.41
Inspired Beauty Brands, Inc.(7)	First Lien Secured Revolving Loan	1.00%	L+ 7.00%	8.41%	12/30/20	12/30/25	—	—	2	—
Sunless, Inc.	First Lien Secured Term Loan	1.00%	L+ 6.50%	8.75%	06/30/22	08/13/25	2,097	2,055	2,055	0.59
								13,847	13,898	4.00
Research & Consulting Services
Aeyon LLC(24)	First Lien Secured Term Loan	1.00%	SF+ 8.88%	10.07%	02/10/22	02/10/27	8,955	8,790	8,812	2.54
ALM Media, LLC	First Lien Secured Term Loan	1.00%	L+ 6.50%	8.17%	11/25/19	11/25/24	13,781	13,649	13,643	3.93
Nelson Worldwide, LLC	First Lien Secured Term Loan	1.00%	L+ 10.25%	11.29% (10.29% Cash + 1.00% PIK)	01/09/18	01/09/23	9,411	9,386	9,309	2.68
								31,825	31,764	9.15
Specialized Consumer Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)	First Lien Secured Term Loan	1.00%	L+ 6.50%	8.10%	11/16/21	11/16/27	12,838	$12,607	$12,624	3.63
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)(4)(7)	First Lien Secured Delayed Draw Loan	1.00%	L+ 6.50%	8.10%	11/16/21	11/16/27	—	—	5	—
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)	First Lien Secured Term Loan	1.00%	L+ 8.00%	10.25%	09/30/21	09/30/26	11,579	11,382	11,579	3.33
HC Salon Holdings, Inc. (d/b/a Hair Cuttery)(7)	First Lien Secured Revolving Loan	1.00%	L+ 8.00%	10.25%	09/30/21	09/30/26	—	—	12	—
True Blue Car Wash, LLC(24)	First Lien Secured Term Loan	1.00%	SF+ 6.85%	8.47%	10/17/19	10/17/24	10,035	9,930	9,943	2.86

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
True Blue Car Wash, LLC(7)(24)	First Lien Secured Delayed Draw Loan	1.00%	SF+ 6.50%	7.98%	10/17/19	10/17/24	3,358	3,308	3,310	0.95%
								37,227	37,473	10.77
Specialized Finance
WHF STRS Ohio Senior Loan Fund LLC(4)(5)(9)(14)	Subordinated Note	N/A	L+ 6.50%	7.62%	07/19/19	N/A	80,000	80,000	80,000	23.03
								80,000	80,000	23.03
Systems Software
Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC	First Lien Secured Term Loan	1.00%	L+ 7.00%	9.25%	03/16/21	03/16/27	19,256	18,954	17,909	5.15
								18,954	17,909	5.15
Technology Hardware, Storage & Peripherals
Telestream Holdings Corporation	First Lien Secured Term Loan	1.00%	SF+ 9.25%	10.59%	10/15/20	10/15/25	15,926	15,583	15,899	4.58
Telestream Holdings Corporation(7)	First Lien Secured Revolving Loan	1.00%	SF+ 9.25%	10.59%	10/15/20	10/15/25	530	519	546	0.16
Telestream Holdings Corporation(7)	First Lien Secured Delayed Draw Loan	1.00%	SF+ 9.25%	10.59%	05/12/22	10/15/25	—	—	—	—
								16,102	16,445	4.74

Total Debt Investments								$721,166	$717,089	206.35%

Equity Investments(23)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)(4)	Class A LLC Interests	N/A	N/A	N/A	12/15/21	N/A	201	$251	$185	0.05%
								251	185	0.05
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)(4)	Class B Units	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	650	0.19
								1,250	650	0.19
Building Products
PFB Holdco, Inc. (d/b/a PFB Corporation)(4)(13)	Class A Units	N/A	N/A	N/A	12/17/21	N/A	1	423	576	0.17
								423	576	0.17
Data Processing & Outsourced Services
Escalon Services Inc.(4)	Warrants	N/A	N/A	N/A	12/04/20	N/A	709	476	2,183	0.63
								476	2,183	0.63
Diversified Support Services
Quest Events, LLC(4)	Preferred Units	N/A	N/A	N/A	12/28/18	12/08/25	324	324	53	0.02
ImageOne Industries, LLC(4)	Common A Units	N/A	N/A	N/A	09/20/19	N/A	227	2	120	0.03
								326	173	0.05
Education Services
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)(4)	Preferred Units	N/A	12.00%	12.00%	09/15/21	N/A	167	167	167	0.05
								167	167	0.05
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)(4)	Class A Units	N/A	N/A	N/A	12/29/21	N/A	83	825	800	0.23
								825	800	0.23
Health Care Services
Lab Logistics, LLC(4)(21)	Preferred Units	N/A	14.00%	14.00% PIK	10/29/19	N/A	2	$857	$1,141	0.33
								857	1,141	0.33
Industrial Machinery
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)(4)	Class A Units	N/A	N/A	N/A	02/01/22	N/A	667	667	667	0.19
								667	667	0.19

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Issuer	Investment Type(1)	Floor	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Interactive Media & Services
What If Media Group, LLC(4)	Common Units	N/A	N/A	N/A	07/02/21	N/A	851	851	2,068	0.60%
								851	2,068	0.60
Internet & Direct Marketing Retail
BBQ Buyer, LLC (d/b/a BBQ Guys)(4)	Shares	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	2,255	0.65
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)(4)	Preferred Units	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	840	0.24
								1,614	3,095	0.89
Investment Banking & Brokerage
Arcole Holding Corporation(4)(5)(6)(18)	Shares	N/A	N/A	N/A	10/01/20	N/A	—	6,944	6,475	1.86
								6,944	6,475	1.86
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)(4)	Common Units	N/A	N/A	N/A	05/04/21	N/A	972	972	1,554	0.45
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)(4)	Shares	N/A	N/A	N/A	12/31/20	N/A	496	496	496	0.14
								1,468	2,050	0.59
Leisure Facilities
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Class A Common Stock	N/A	N/A	N/A	06/29/20	N/A	2	1,941	183	0.05
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(4)	Warrants	N/A	N/A	N/A	06/29/20	06/28/28	1	793	74	0.02
								2,734	257	0.07
Leisure Products
Playmonster Group Equity, Inc. (d/b/a PlayMonster Group LLC)(4)(6)(8)(22)	Preferred Stock	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	2,253	0.66
Playmonster Group Equity, Inc. (d/b/a PlayMonster Group LLC)(4)(6)(22)	Common Stock	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
								4,060	2,253	0.66
Other Diversified Financial Services
SFS Global Holding Company (d/b/a Sigue Corporation)(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	—	—	—	—
Sigue Corporation(4)	Warrants	N/A	N/A	N/A	06/28/18	12/28/25	22	2,890	3,489	1.00
								2,890	3,489	1.00
Specialized Consumer Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)(4)	Preferred Units	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	882	0.26
								840	882	0.26
Specialized Finance
WHF STRS Ohio Senior Loan Fund(4)(5)(14)	LLC Interests	N/A	N/A	N/A	07/19/19	N/A	20,000	20,000	22,279	6.41
								20,000	22,279	6.41

Total Equity Investments								$46,643	$49,390	14.23%

Total Investments								$767,809	$766,479	220.58%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2022

(in thousands)

Counterparty	Currency to be sold		Currency to be purchased	Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	80 CAD	$62 USD	7/29/22	$—	$—
Total					$—	$—

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, the Secured Overnight Financing Rate (“SOFR” or “SF”), the Canadian Dollar Offered Rate (“CDOR” or “C”), Canada Prime Rate (“CP”) or the U.S. Prime Rate (“Prime” or “P”).

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 82.9% of total assets as of the date of the consolidated schedule of investments.

(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of June 30, 2022.

(8)	Preferred equity investment is a non-income producing security.

(9)	Security is perpetual with no defined maturity date.

(10)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 220.6% of the Company’s net assets or 95.9% of the Company’s total assets, are subject to legal restrictions on sales.

(11)	The fair value of each investment was determined using significant unobservable inputs.

(12)	The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Floor, Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13)	Principal amount is non-USD denominated and is based in Canadian dollars.

(14)	Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(15)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 2.75% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(16)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.50% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(17)	In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest in the amount of 3.00% on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

(18)	On October 1, 2020, as part of a restructuring agreement between the Company and Arcole Acquisition Corp, the Company’s investments in first lien secured term loans to Arcole Acquisition Corp were converted into common shares of Arcole Holding Corp.

(19)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 2.00% PIK.

(20)	At the option of the issuer, interest can be paid in cash or cash and PIK. The issuer may elect to pay up to 9.00% PIK.

(21)	Investment earns 14.00% that converts to PIK on an annual basis and is recorded in interest and dividend receivable in the consolidated statements of assets and liabilities.

(22)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.

(23)	Ownership of certain equity investments may occur through a holding company or partnership.

(24)	Investment is structured as a unitranche loan in which the Company may receive additional interest on its “last out” tranche of the portfolio company’s senior term debt, which was previously syndicated into “first out” and “last out” tranches, whereby the “first out” tranche will have priority as to the “last out” tranche with respect to payments of principal, interest and any other amounts due thereunder.

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.